UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 21, 2018
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On May 21, 2018, effective as of the conclusion of the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Rayonier Advanced Materials Inc. (the “Company”), Mr. Matthew P. Hepler became a Class III member of the Board of Directors of the Company (the “Board”).

Mr. Hepler was appointed to the Board in accordance with an agreement entered into between the Company, Marcato Capital Management LP and its affiliates and Mr. Hepler, dated February 18, 2018. Information about this agreement was disclosed as part of a Form 8-K filed by the Company on February 20, 2018.

Biographical information on Mr. Hepler can be found in the Company’s proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2018, under the section entitled “Election of Directors” which is incorporated by reference into this Item 5.02.

On May 22, 2018, upon the recommendation of the Nominating and Corporate Governance Committee and approval by the Board, Mr. Hepler was appointed to each of the Audit Committee and Nominating and Corporate Governance Committee of the Company’s Board of Directors.

Mr. Hepler will receive compensation equivalent to the compensation of the other non-employee directors, which consists of (i) an annual retainer equal to $85,000 in cash (payable in equal quarterly installments); and (ii) an equity award of $105,000 in the form of Restricted Stock Units of the Company, to vest on May 20, 2019 if he has not voluntarily left the Board prior to such date.

Additionally, in connection with Mr. Hepler’s appointment to the Board, the Company will enter into an indemnification agreement in substantially the same form that the Company has entered into with each of the Company’s other directors. The form of such indemnification agreement was previously filed by the Company as an exhibit to its Amendment No. 4 to the Registration Statement on Form 10 filed with the SEC on May 29, 2014.

There is no information required by Item 404(a) of Regulation S-K to report in respect of Mr. Hepler.

(e) On May 21, 2018, at the Annual Meeting, the stockholders of the Company approved the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2017 Incentive Stock Plan (the “French Sub-Plan”). A more detailed summary of the principal features of the French Sub-Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2018. The descriptions of the French Sub-Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Rayonier Advanced Materials Inc. 2017 Incentive Stock Plan, including the French Sub-Plan (the “2017 Plan”), which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, stockholders of the Company (1) elected all three of the director nominees to terms expiring in 2021, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) approved the French Sub-Plan to be implemented under the 2017 Plan, and (4) ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2018.
The final voting results were as follows:

Election of Directors, Terms Expire in 2021	Votes For	Votes Against	Abstain	Broker Non-Votes
Charles E. Adair	31,606,046	9,620,659	70,479	5,777,448
Julie A. Dill	40,281,921	960,611	54,652	5,777,448
James F. Kirsch	30,068,738	9,818,154	1,410,292	5,777,448

Advisory Vote on the Compensation of Our Named Executive Officers	Votes For	Votes Against	Abstain	Broker Non-Votes
	33,358,814	7,768,097	170,273	5,777,448

Vote on the French Sub-Plan to be Implemented Under the 2017 Plan	Votes For	Votes Against	Abstain	Broker Non-Votes
	40,128,998	1,051,573	116,613	5,777,448

Ratification of Auditors	Votes For	Votes Against	Abstain	Broker Non-Votes
	46,814,519	142,344	117,769	----

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1
Rayonier Advanced Materials Inc. 2017 Incentive Stock Plan, including the French Sub-Plan effective May 21, 2018 (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 6, 2018).

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

May 25, 2018

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